                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 25, 2001
                       ----------------------------------
                        (Date of Earliest Event Reported)


                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


        Delaware                  333-53404                    52-2029487
------------------------    ---------------------      -----------------------
(State of Incorporation)    (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 1980
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5. Other Events.
---------------------

         Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF and AV Certificateholders with respect to the October 25, 2001 Distribution Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EQUITY ONE ABS, INC.



                                   By: /s/ James H. Jenkins
                                       ---------------------------------------
                                       James H. Jenkins, Senior Vice President


Dated:  October 29, 2001

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                        Statement to Certificateholders
                                October 25, 2001

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL        BEGINNING                                                                               ENDING
               FACE          PRINCIPAL                                                   REALIZED     DEFERRED      PRINCIPAL
CLASS          VALUE          BALANCE        PRINCIPAL       INTEREST        TOTAL        LOSSES      INTEREST       BALANCE
---------------------------------------------------------------------------------------------------------------------------------
 AF1       43,004,000.00   41,780,143.39   1,855,400.20      97,182.35    1,952,582.55        0.00        0.00      39,924,743.19
 AF2       31,329,000.00   31,329,000.00           0.00     141,424.33      141,424.33        0.00        0.00      31,329,000.00
 AF3       18,000,000.00   18,000,000.00           0.00      91,980.00       91,980.00        0.00        0.00      18,000,000.00
 AF4       28,000,000.00   28,000,000.00           0.00     155,913.33      155,913.33        0.00        0.00      28,000,000.00
 AV1       90,292,000.00   89,161,805.32     550,394.45     215,567.24      765,961.69        0.00        0.00      88,611,410.87
  R                 0.00            0.00           0.00           0.00            0.00        0.00        0.00               0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTALS    210,625,000.00  208,270,948.71   2,405,794.65     702,067.25    3,107,861.90        0.00        0.00     205,865,154.06
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 X        210,626,025.00  208,849,414.14           0.00          25.95           25.95        0.00        0.00     207,125,138.03
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------  -----------------------
     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                        PASS-THROUGH RATES
--------------------------------------------------------------------------------------------------------  -----------------------
                                                                                                                        CURRENT
                         BEGINNING                                                    ENDING                           PASS-THRU
CLASS     CUSIP          PRINCIPAL        PRINCIPAL      INTEREST       TOTAL        PRINCIPAL            CLASS           RATE
--------------------------------------------------------------------------------------------------------  -----------------------
 AF1    294754 AC0       971.54086573    43.14482839    2.25984443   45.40467282    928.39603735           AF1         2.791250%
 AF2    294754 AD8     1,000.00000000     0.00000000    4.51416675    4.51416675  1,000.00000000           AF2         5.417000%
 AF3    294754 AE6     1,000.00000000     0.00000000    5.11000000    5.11000000  1,000.00000000           AF3         6.132000%
 AF4    294754 AF3     1,000.00000000     0.00000000    5.56833321    5.56833321  1,000.00000000           AF4         6.682000%
 AV1    294754 AG1       987.48289239     6,09571667    2.38744562    8.48316230    981.38717572           AV1         2.901250%
--------------------------------------------------------------------------------------------------------  -----------------------
TOTALS                   988.82349536    11.42217045    3.33325697   14.75542742    977.40132491
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------  -----------------------
  X     N/A              991.56509334     0.00000000    0.00012320    0.00012320    983.37865907            X          0.000000%
--------------------------------------------------------------------------------------------------------  -----------------------


--------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Robert Wainwright
             The Chase Manhattan Bank - Structured Finance Services
                             450 West 33 St, 14 fl.
                            New York, New York 10001
                               Tel: (212)946-7551
                       Email: robert.wainwright@chase.com




[CHASE LOGO]                     (c) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
--------------------------------------------------------------------------------

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                October 25, 2001
--------------------------------------------------------------------------------


Sec. 4.03(a)(i)    Funds Allocable to Certificate Principal

                     Group I Scheduled Principal                       99,264.91
                     Group I Curtailments                              10,291.99
                     Group I Prepayments                            1,336,978.10
                     Group I Liquidation Proceeds                           0.00
                     AF Available Distributable Excess Spread         408,865.20

                     Group II Scheduled Principal                      34,807.83
                     Group II Curtailments                              2,940.91
                     Group II Prepayments                             239,992.37
                     Group II Liquidation Proceeds                          0.00
                     AV-1 Available Distributable Excess Spread       272,653.34

Sec. 4.03(a)(ii)   Interest Distribution Amounts

                     Interest Distribution - AF-1                      97,182.35
                     Unpaid Interest - AF-1                                 0.00
                     Remaining Unpaid Interest - AF-1                       0.00

                     Interest Distribution - AF-2                     141,424.33
                     Unpaid Interest - AF-2                                 0.00
                     Remaining Unpaid Interest - AF-2                       0.00

                     Interest Distribution - AF-3                      91,980.00
                     Unpaid Interest - AF-3                                 0.00
                     Remaining Unpaid Interest - AF-3                       0.00

                     Interest Distribution - AF-4                     155,913.33
                     Unpaid Interest - AF-4                                 0.00
                     Remaining Unpaid Interest - AF-4                       0.00

                     Interest Distribution - AV-1                     215,567.24
                     Unpaid Interest - AV-1                                 0.00
                     Remaining Unpaid Interest - AV-1                       0.00

Sec. 4.03(a)(iii)  Available Funds Shortfall

                     Class AF Available Funds Shortfall                     0.00
                     Class AV-1 Available Funds Shortfall                   0.00

Sec. 4.03(a)(v)    Pool Principal Balances

                     Group I Beginning Pool Balance               119,479,147.50
                     Group I Ending Pool Balance                  118,032,612.50
                     Group II Beginning Pool Balance               54,370,266.64
                     Group II Ending Pool Balance                  54,092,525.53


[CHASE LOGO]                     (c) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                October 25, 2001
--------------------------------------------------------------------------------

Sec. 4.03(a)(vi)           Servicing Fee

                                   Group I Servicing Fee                                                 49,782.98
                                   Group II Servicing Fee                                                22,654.28

Sec. 4.03(a)(viii)         Delinquency Advances

                                   Group I Delinquency Advances Included in Current Distribution         91,702.57
                                   Group I Aggregate Amount of Advances Outstanding                     133,889.84
                                   Group II Delinquency Advances Included in Current Distribution        72,326.51
                                   Group II Aggregate Amount of Advances Outstanding                    137,815.36


Section 4.03(a)(ix)A       Group I and Group II Loans Delinquent

                                    Group 1
--------------------------------------------------------------------------------
 Period         Number               Principal Balance             Percentage
--------------------------------------------------------------------------------
 0-30 days         244                   23,119,244.01               19.59%
31-60 days           9                      756,147.35                0.64%
61-90 days           2                      419,199.57                0.36%
 91+ days            4                      504,928.38                0.43%
  Total            259                   24,799,519.31               21.02%
--------------------------------------------------------------------------------

                                    Group 2
--------------------------------------------------------------------------------
 Period         Number               Principal Balance             Percentage
--------------------------------------------------------------------------------
 0-30 days          59                    8,080,413.95               14.94%
31-60 days           1                      198,120.06                0.37%
61-90 days           3                      294,271.37                0.54%
 91+ days            3                      386,541.02                0.71%
  Total             66                    8,959,346.40               16.56%
--------------------------------------------------------------------------------

Sec. 4.03(a)(ix)B          Group I and Group II Loans in Foreclosure

               ----------------------------------------------------
                                    Group 1
               ----------------------------------------------------
               Number         Principal Balance          Percentage
               ----------------------------------------------------
                  0                   0.00                  0.00%
               ----------------------------------------------------


               ----------------------------------------------------
                                    Group 2
               ----------------------------------------------------
               Number         Principal Balance          Percentage
               ----------------------------------------------------
                  0                   0.00                  0.00%
               ----------------------------------------------------




[CHASE LOGO]                      (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                October 25, 2001
--------------------------------------------------------------------------------

Sec.4.03(a)(x)(xi)  Group I and Group II Loans in REO

               -----------------------------------------------------------------
                                              Group 1
               -----------------------------------------------------------------
               Number              Principal Balance                  Percentage
               -----------------------------------------------------------------
                    0                           0.00                       0.00%
               -----------------------------------------------------------------



               -----------------------------------------------------------------
                                              Group 2
               -----------------------------------------------------------------
               Number              Principal Balance                  Percentage
               -----------------------------------------------------------------
                    0                           0.00                       0.00%
               -----------------------------------------------------------------


                         Market Value of Group I REO Loans                           0.00
                         Market Value of Group II REO Loans                          0.00


Sec. 4.03(a)(xii)   Aggregate Stated Principal Balance of
                    the Three Largest Loans

                         Group I Three Largest Loans                         1,410,178.32
                         Group II Three Largest Loans                        1,241,957.59



Sec. 4.03(a)(xiii)  Net WAC Cap Carryover

                         Class AF Net WAC Cap Carryover Amounts Due                  0.00
                         Class AF Net WAC Cap Carryover Amounts Paid                 0.00
                         Class AV Net WAC Cap Carryover Amounts Due                  0.00
                         Class AV Net WAC Cap Carryover Amounts Paid                 0.00

Sec. 4.03(a)(xiv)   Aggregate Principal Balance of Balloon Loans w/Original
                    Terms <= 36 Months 60+ Delinquent

                         Group I Aggregate Principal Balance of Balloon Loans        0.00
                         Group I Aggregate Principal Balance of Balloon Loans        0.00


Sec. 4.03(a)(xv),(xxiii) Loan Losses

                         Group I Current Period Loan Losses                          0.00
                         Group I Cumulative Loan Losses                              0.00
                         Group II Current Period Loan Losses                         0.00
                         Group II Cumulative Loan Losses                             0.00

Sec. 4.03(a)(xvi)   Reserve Fund

                         Beginning Balance of Reserve Fund                           0.00
                         Funds Withdrawn From Reserve Fund for Distribution          0.00
                         Ending Balance of Reserve Fund                              0.00

Sec. 4.03(a)(xvii)  Number of Loans Repurchased

                         Group I Number of Loans Repurchased                         0.00
                         Group II Number of Loans Repurchased                        0.00


[CHASE LOGO]                      (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                October 25, 2001
--------------------------------------------------------------------------------

Sec. 4.03(a)(xviii)      Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                   Group I Weighted Average Mortgage Rate                                                       9.81
                                   Group II Weighted Average Mortgage Rate                                                      9.66

Sec. 4.03(a)(xix)        Weighted Average Remaining Term of Outstanding Loans

                                   Group I Weighted Average Remaining Term                                                    324.00
                                   Group II Weighted Average Remaining Term                                                   359.00

Sec. 4.03(a)(xx)         Overcollateralization Amounts

                                   Class AF Overcollateralization Target Amount                                         3,910,829.40
                                   Class AF Overcollateralization Amount                                                  778,869.31
                                   Class AV-1 Overcollateralization Target Amount                                       6,997,693.04
                                   Class AV-1 Overcollateralization Amount                                                481,114.66
                                   Weighted Average Overcollateralization Target Amount                                 5,232,330.73

Sec. 4.03(a)(xxi)        Distributable Excess Spread Included in Distribution

                                   Class AF Distributable Excess Spread                                                   408,865.20
                                   Class AV-1 Distributable Excess Spread                                                 272,653.34

Sec. 4.03(a)(xxii)       Amount of Funds Collected by Trustee under Yield Maintenance Agreement                                 0.00

Sec. 4.03(a)(xxiv)       Spread Account Excess

                                   Class AF Spread Account Excess                                                               0.00
                                   Class AV-1 Spread Account Excess                                                             0.00
                                   Allocation to Class X Holders                                                                0.00

Sec. 4.03(a)(xxv)        Spread Account Balances

                                   Class AF Spread Account Balance                                                              0.00
                                   Class AF Spread Account Draw                                                                 0.00
                                   Class AF Spread Account Ending Balance                                                       0.00

                                   Class AV-1 Spread Account Balance                                                            0.00
                                   Class AV-1 Spread Account Draw                                                               0.00
                                   Class AV-1 Spread Account Ending Balance                                                     0.00

Sec. 3A.05               Capitalized Interest Account

                                   Capitalized Interest Account Balance                                                   317,334.56
                                   Capitalized Interest Account Deposit                                                         0.00
                                   Capitalized Interest Requirement                                                        89,939.68
                                   Allocation to Class AV-1 Holders                                                        89,939.68




[CHASE LOGO]                     (c) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                October 25, 2001
--------------------------------------------------------------------------------

Sec. 3A.05          Pre-Funding Account

                              Original Pre-Funded Amount           35,000,000.00
                              Subsequent Transfer Amount                    0.00
                              Pre-Funding Account Balance          35,000,000.00










[CHASE LOGO]                      (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION